UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) November 6, 2025

DHI Group, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-33584	20-3179218
(Commission File Number)	(IRS Employer Identification No.)

6465 South Greenwood Plaza, Suite 400, Centennial Colorado	80111
(Address of Principal Executive Offices)	(Zip Code)

(515) 978-3737

(Registrant's Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	DHX	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 8.01.    OTHER EVENTS.
    On November 6, 2025, DHI Group, Inc. (the “Company”) announced that its Board of Directors has authorized a stock repurchase program (the "Repurchase Program") pursuant to which the Company may repurchase up to $5 million of its common stock, par value $0.01 per share (the "Common Stock"). The Repurchase Program will be effective November 13, 2025 and is approved to run through November 12, 2026. Under the Repurchase Program, management has discretion in determining the conditions under which shares may be purchased from time to time, in accordance with applicable federal securities laws, including through the use of Rule 10b5-1 trading plans.

Repurchases under the Repurchase Program, if any, will be funded using the Company's available liquidity. The Company cannot predict when or if it will repurchase any shares of Common Stock as such stock repurchases will depend on a number of factors, including constraints specified in any Rule 10b5-1 trading plans, price, general business and market conditions, and alternative investment opportunities. The Repurchase Program does not obligate the Company to acquire any particular amount of Common Stock. The Repurchase Program may be modified, suspended, or discontinued at any time at the Company’s discretion. Information regarding share repurchases will be available in the Company’s periodic reports on Forms 10-Q and 10-K filed with the Securities and Exchange Commission as required by the applicable rules of the Exchange Act.

A press release announcing the Repurchase Program was issued and is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS.

(a)Exhibits.

EXHIBIT NO.	DESCRIPTION
99.1	Press Release, dated November 6, 2025
104	Cover Page Interactive Data File (embedded within the inline XBRL)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DHI GROUP, INC.

Date:	November 6, 2025	By: /S/ Art Zeile
Name: Art Zeile
Title: Chief Executive Officer

EXHIBIT INDEX
99.1	Press Release, dated November 6, 2025
104	Cover Page Interactive Data File (embedded within the inline XBRL)